united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22131

Miller Investment Trust

(Exact name of registrant as specified in charter)

20 William Street Wellesley, MA       02481

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC., 80 Arkay Drive Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 781-416-4000

Date of fiscal year end: 10/31

Date of reporting period:10/31/16

Item 1. Reports to Stockholders.

Miller Convertible Bond Fund
Miller Convertible Plus Fund
Miller Intermediate Bond Fund

Annual Report

October 31, 2016

1-877- 441- 4434
www.TheMillerFamilyOfFunds.com

Investment Advisor
Wellesley Asset Management, Inc.
The Wellesley Office Park
20 William Street
Wellesley, MA 02481
781-416-4000

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of Miller Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC. Member FINRA

Dear Shareholder,

Results were strong for the Miller Family of Funds over the last year. All share classes, with the exception of the Miller Convertible Bond Fund C shares, outperformed both stocks and bonds. The results since inception were also strong with all of the share classes outperforming the Bloomberg Barclays US Aggregate Bond Index and most of the share classes outperforming the S&P 500 Total Return and Bank of America/Merrill Lynch All Convertibles ex Mandatory (V0A0) indices. Our funds’ performance for the one year ending October 31, 2016 and since inception is as follows:

	One Year Ending	Annualized Since
	October 31, 2016	Inception
Miller Convertible Bond Fund
A shares (MCFAX.LW)	5.07%	5.99% (12/27/07)
I shares (MCIFX)	5.56%	6.58% (12/27/07)
C shares (MCFCX)	4.50%	6.70% (12/01/09)

	One Year Ending	Annualized Since
	October 31, 2016	Inception
Miller Convertible Plus Fund
A shares (MCPAX)	9.43%	8.36% (12/31/14)
I shares (MCPIX)	9.75%	8.59% (12/31/14)
C shares (MCCCX)	8.61%	7.51% (12/31/14)

	One Year Ending	Annualized Since
	October 31, 2016	Inception
Miller Intermediate Bond Fund
A shares (MIFAX)	6.42%	5.60% (12/31/14)
I shares (MIFIX)	6.76%	5.83% (12/31/14)
C shares (MIFCX)	5.65%	5.16% (12/31/14)

The funds’ total assets under management for the period ended 10/31/2016 were as follows:

Miller Convertible Bond Fund	$818,567,863
Miller Convertible Plus Fund	$81,918,018
Miller Intermediate Bond Fund	$102,436,773

Convertible Market Review

Over the last year ending October 31st, the Bank of America/Merrill Lynch All Convertibles ex Mandatory Index (V0A0) was up 4.51%, while the Bloomberg Barclays US Aggregate Bond Index and S&P 500 Total Return Index were up 4.37% and 4.51% respectively. Convertible performance was helped by the performance of the underlying equities, lower credit spreads and lower rates. This was only partially offset by lower volatility. Note the following definitions:

●	The Bank of America/Merrill Lynch All Convertibles ex Mandatory Index (V0A0) represents all US convertibles, excluding mandatory convertibles, small issues and bankruptcies

●	The Bloomberg Barclays US Aggregate Bond Index represents most investment grade bonds traded in the United States

●	The S&P 500 Total Return Index is a cap-weighted index of 500 common stocks and is regarded as a leading proxy for the US stock market

●	A credit spread is the difference in yield between a US Treasury bond and a debt security with the same maturity but of lesser quality

The last year was characterized by both volatile and non-volatile periods. In the first six weeks of the year, the S&P 500 traded down over 10% on concerns over weakness in the Chinese economy. Towards the end of June, Brexit, Britain’s decision to leave the European Union, sparked a short-lived sell off in equities. However, as the summer wore on, equities quietly staged a rally in a very non-volatile fashion. The combination of higher equity prices and lower yields provided the perfect backdrop for convertibles which outperformed bonds and matched the performance of stocks during the one year period.

Miller Convertible Bond Fund

The Miller Convertible Bond Fund outperformed the S&P 500 Total Return Index (with the exception of the C shares), the V0A0 Index (with the exception of the C shares), and the Bloomberg Barclays US Aggregate Bond Index. The fund’s overweight position in industrial convertibles and underweight position in energy convertibles led to the outperformance versus the V0A0 Index. Individual security selection led to outperformance versus the S&P 500 Total Return Index. Speculative grade bonds outperformed investment grade bonds, leading to the fund’s outperformance versus the Bloomberg Barclays US Aggregate Bond Index.

The fund’s position in printed circuit board manufacturer, TTM Technologies, produced a gain of almost 50%. In addition, a position in Finisar Corporation, a telecom company, resulted in gains of over 22%. Although we realized over 100% on the position, we sold our stake in biotech company, United Therapeutics, resulting in a 28% decline for the year.

The fund remains well diversified with 68 positions, the largest of which accounts for less than four percent of assets. However, as can be seen by the returns of individual securities highlighted above, the fund is not immune to volatility. To this point, the largest drawdown for the year was 10.69%.

Miller Convertible Plus Fund

The results for the Miller Convertible Plus Fund were impressive as it outperformed the VOAO Index, the Bloomberg Barclays US Aggregate Bond Index and the S&P 500 Total Return Index by over 400 basis points. The fund’s use of leverage and its underweight position in the energy sector contributed to the outperformance versus the relevant benchmarks.

Similar to the Miller Convertible Bond Fund, the Miller Convertible Plus Fund’s top performing position was TTM Technologies. The fund also established a position in Helix Energy which was sold for a 45% gain during the year. On the negative side, the Miller Convertible Plus Fund initiated some equity hedges to limit volatility and subsequently sold out of the positions during the period. These hedges were the fund’s worst performing positions as the bull market continued to march higher.

The fund is diversified with 46 positions, the largest being On Semiconductor Corporation which represents about three percent of the fund’s assets. The fund experienced some volatile returns and the largest drawdown during the period was 14.93%.

Miller Intermediate Bond Fund

During the period, the Miller Intermediate Bond Fund was the second best performing fund in the Miller Family of Funds. The fund outperformed all of the asset classes by over 100 basis points. This is interesting because the fund has a 3% allocation to investment grade bonds and a 28% allocation to US Treasuries, both of which underperformed equities. Individual security selection in convertible bonds and an underweight position in healthcare convertibles led to the fund’s outperformance versus the relevant benchmarks.

Similar to the other Miller Funds, the Intermediate Bond Fund’s position in TTM Technologies was the best performing bond over the last year. The fund also had a position in ANI Pharmaceuticals, a biotechnology company that returned over 20%. Due to the fund’s conservative nature, the worst performing position, LinkedIn, only incurred a 12% loss.

The Intermediate Bond Fund is our most diversified fund with 70 positions and the largest position only accounting for two percent of assets. Though the fund had individual positions with volatile returns, a large allocation to US Treasuries and a smaller allocation to investment grade debt helped dampen the volatility of returns. As a result, the fund’s largest drawdown for the year was only 4.54%.

Convertible Bond Strategy Review

We remain committed to the same strategy we have utilized since our company was founded in 1991. It is important to note that we do not change our investment strategy regardless of what the current investment climate is. When investing in convertibles we only buy convertible bonds and notes (no convertible preferreds, mandatory preferreds, or other convertible structures) which typically offer the return of the majority of principal within seven years of issuance. Before making an investment, we perform a thorough analysis of a company’s balance sheet and income statement. We seek to invest in profitable companies and we avoid companies with unsafe debt loads. While we usually invest with the idea of holding bonds until the next liquidity date (maturity, put or call), we consider selling or reducing our exposure if one of the following scenarios occur:

●	An issuer’s credit quality deteriorates

●	The bond loses its favorable risk/reward characteristics due to price appreciation

●	We perceive an opportunity to increase portfolio diversification

●	We believe more attractive investments are available

Because one of our key risk management practices involves careful limits on prices we pay, we tend not to purchase convertibles that trade at prices substantially above par and thus have significantly negative yields to the next liquidity date. This discipline often results in the elimination of some of the most equity-sensitive convertibles. As a result, our performance tends to lag broader equity indices in rising markets but seeks to decline less in falling stock markets. Our holdings span the convertible market, from investment grade to small-cap, with a broad distribution of industries represented. Many of our rated convertible bonds are investment grade and a large percentage of the bonds are not rated.

New Issuance

The new issue market remained robust over the last year as stocks traded higher and rates moved lower. Over $31 billion of new paper came to the market over the last year. Some of the new issues that met our criteria were convertible bonds issued by:

●	Arbor Realty Trust, a real estate finance company that invest in real estate loans, preferred equity, mortgage notes, and other real estate related assets

●	Inphi Corporation, a provider of high-speed analog semiconductor solutions for the communications and computing markets

●	Repligen Corporation, a bioprocessing company focused on the development and production of innovative products used in the manufacture of biologic drugs

●	Tutor Perini Corporation, a construction company that provides diversified general contracting, management, and design-build services to clients around the world

Potential catalysts for continued strength in convertible issuance include rising interest rates, widening credit spreads, and higher stock prices.

As we look ahead, we continue to believe that a balanced portfolio of convertible bonds offers investors the best of both worlds: upside participation to improving equity markets and capital preservation potential should the equity markets correct. As always, we thank you for your confidence and trust in our management.

Sincerely,

Greg Miller, Co-Portfolio Manager
Michael Miller, Co-Portfolio Manager

7978-NLD-12/2/2016

Miller Convertible Bond Fund
PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2016

Annualized Total Returns as of October 31, 2016
			Since	Since
			Inception*	Inception**
	One Year	Five Year	(Class A and I)	(Class C)
Miller Convertible Bond Fund:
Class A, without sales charge	5.07%	7.48%	5.99%	—
Class A, with sales charge of 5.75%	(0.97)%	6.21%	5.29%	—
Class I	5.56%	8.02%	6.58%	—
Class C	4.50%	6.94%	─	6.70%
Barclays Aggregate Bond Index	4.37%	2.90%	4.50%	3.81%

*	Class A and Class I shares commenced operations on December 27, 2007.

**	Class C shares commenced operations on December 1, 2009.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, per its prospectus dated February 26, 2016, including underlying funds, are 1.44%, 0.94%, and 1.94% for Class A shares, Class I shares, and Class C shares, respectively. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-877-441-4434.

Miller Convertible Plus Fund
PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2016

Annualized Total Returns as of October 31, 2016
	One Year	Since Inception*
Miller Convertible Plus Fund:
Class A, without sales charge	9.43%	8.36%
Class A, with sales charge of 5.75%	3.14%	4.92%
Class I	9.75%	8.59%
Class C	8.61%	7.51%
Barclays Aggregate Bond Index	4.37%	3.00%

*	Class A, Class C, and Class I shares commenced operations on December 31, 2014. Returns are not annualized.

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, per its prospectus dated February 26, 2016, including underlying funds, are 4.58%, 4.33%, and 5.33% for Class A shares, Class I shares, and Class C shares, respectively. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-877-441-4434.

Miller Intermediate Bond Fund
PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)
Since Inception through October 31, 2016

Annualized Total Returns as of October 31, 2016
	One Year	Since Inception*
Miller Intermediate Bond Fund:
Class A, without sales charge	6.42%	5.60%
Class A, with sales charge of 5.75%	0.32%	2.23%
Class I	6.76%	5.83%
Class C	5.65%	5.16%
Barclays Aggregate Bond Index	4.37%	3.00%

*	Class A, Class C, and Class I shares commenced operations on December 31, 2014. Returns are not annualized

The Barclays Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, per its prospectus dated February 26, 2016, including underlying funds, are 2.05%, 1.80%, and 2.80% for Class A shares, Class I shares, and Class C shares, respectively. The graph does not reflect the deduction of taxes that a shareholder would have to pay on fund distributions or the redemption of the fund shares. For performance information current to the most recent month-end, please call 1-877-441-4434.

Miller Convertible Bond Fund
SCHEDULE OF INVESTMENTS
October 31, 2016

	Principal	Interest Rate
Security	Amount	(%)	Maturity Date	Market Value

CONVERTIBLE BONDS - 89.66%
AUTO MANUFACTURERS - 2.39%
General Motors Co. - Societe Generale SA Synthetic	$20,500,000	0.0000	11/16/2021	$19,552,900

BIOTECHNOLOGY - 3.26%
ANI Pharmaceuticals, Inc.	18,000,000	3.0000	12/1/2019	20,947,500
Emergent BioSolutions, Inc.	5,000,000	2.8750	1/15/2021	5,706,250
				26,653,750
CHEMICALS - 2.67%
Aceto Corp. - 144A	24,000,000	2.0000	11/1/2020	21,885,000

COMMERCIAL SERVICES - 0.42%
Huron Consulting Group, Inc.	3,500,000	1.2500	10/1/2019	3,443,125

COMPUTERS - 5.56%
Apple, Inc. - Wells Fargo & Co. Synthetic	7,000,000	0.0000	1/24/2020	8,442,700
Brocade Communications Systems, Inc.	13,000,000	1.3750	1/1/2020	12,951,250
Electronics For Imaging, Inc.	17,000,000	0.7500	9/1/2019	18,020,000
Intel Corp. - Wells Fargo & Co. Synthetic	5,000,000	0.0000	6/5/2020	6,118,000
				45,531,950
DIVERSIFIED FINANCIAL SERVICES - 4.39%
Blackhawk Network Holdings, Inc. - 144A	2,000,000	1.5000	1/15/2022	2,023,750
Encore Capital Group, Inc.	15,000,000	2.8750	3/15/2021	11,634,375
Encore Capital Group, Inc.	5,000,000	3.0000	7/1/2020	4,218,750
PRA Group, Inc.	20,000,000	3.0000	8/1/2020	18,037,500
				35,914,375
ELECTRONICS - 3.08%
TTM Technologies, Inc.	17,000,000	1.7500	12/15/2020	25,202,500

ENERGY-ALTERNATE SOURCES - 2.17%
Green Plains, Inc. - 144A	5,000,000	4.1250	9/1/2022	5,750,000
Renewable Energy Group, Inc.	13,000,000	2.7500	6/15/2019	11,992,500
				17,742,500
ENGINEERING & CONSTRUCTION - 3.24%
Dycom Industries, Inc.	7,000,000	0.7500	9/15/2021	7,533,750
Tutor Perini Corp. - 144A	19,000,000	2.8750	6/15/2021	19,000,000
				26,533,750
FOREST PRODUCTS & PAPER - 1.57%
International Paper Co. - Wells Fargo & Co. Synthetic	13,500,000	0.0000	6/10/2020	12,839,850

HEALTHCARE-PRODUCTS - 2.46%
Repligen Corp.	9,000,000	2.1250	6/1/2021	10,091,250
Trinity Biotech Investment Ltd.	12,000,000	4.0000	4/1/2045	10,057,500
				20,148,750
HOLDING COMPANIES-DIVERSIFIED - 2.22%
RWT Holdings, Inc.	18,000,000	5.6250	11/15/2019	18,168,750

HOME BUILDERS - 6.08%
CalAtlantic Group, Inc.	1,000,000	0.2500	6/1/2019	928,750
KB Home	1,000,000	1.3750	2/1/2019	965,000
LGI Homes, Inc.	21,000,000	4.2500	11/15/2019	30,856,875
M/I Homes, Inc.	15,000,000	3.0000	3/1/2018	15,065,625
Meritage Homes Corp.	1,000,000	1.8750	9/15/2032	997,500
Toll Brothers Finance Corp.	1,000,000	0.5000	9/15/2032	986,250
				49,800,000

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

	Principal	Interest Rate
Security	Amount	(%)	Maturity Date	Market Value

INSURANCE - 0.23%
HCI Group, Inc.	$2,000,000	3.8750	3/15/2019	$1,918,750

INTERNET - 3.23%
Google, Inc. - Goldman Sachs Group, Inc. Synthetic	2,000,000	0.0000	2/19/2021	2,263,420
Google, Inc. - UBS AG Synthetic	13,000,000	0.0000	2/15/2021	14,307,800
LinkedIn Corp.	10,000,000	0.5000	11/1/2019	9,875,000
				26,446,220
INVESTMENT COMPANIES - 1.60%
New Mountain Finance Corp.	5,000,000	5.0000	6/15/2019	5,137,500
Prospect Capital Corp.	7,000,000	4.7500	4/15/2020	6,908,125
TPG Specialty Lending, Inc.	1,000,000	4.5000	12/15/2019	1,030,625
				13,076,250
MISCELLANEOUS MANUFACTURING - 2.71%
General Electric Co. - Barclays Bank PLC Synthetic	21,000,000	0.0000	8/18/2021	22,148,700

PHARMACEUTICALS - 4.89%
Impax Laboratories, Inc.	23,000,000	2.0000	6/15/2022	20,067,500
Jazz Investments, Ltd.	20,000,000	1.8750	8/15/2021	19,925,000
				39,992,500
REAL ESTATE - 1.94%
Forestar Group, Inc.	16,500,000	3.7500	3/1/2020	15,840,000

REIT - 11.45%
Apollo Commercial Real Estate Finance, Inc.	15,000,000	5.5000	3/15/2019	15,740,625
Arbor Realty Trust, Inc.	18,000,000	6.5000	10/1/2019	17,831,250
Colony Capital, Inc.	21,000,000	3.8750	1/15/2021	20,619,375
Colony Capital, Inc.	1,000,000	5.0000	4/15/2023	1,003,125
PennyMac Corp.	19,000,000	5.3750	5/1/2020	18,240,000
Resource Capital Corp.	4,000,000	6.0000	12/1/2018	3,980,000
Resource Capital Corp.	16,000,000	8.0000	1/15/2020	16,280,000
				93,694,375
RETAIL - 2.56%
Restoration Hardware Holdings, Inc. - 144A	16,000,000	0.0000	6/15/2019	13,560,000
Vitamin Shoppe, Inc. - 144A	8,000,000	2.2500	12/1/2020	7,440,000
				21,000,000
SEMICONDUCTORS - 7.39%
Inphi Corp. - 144A	15,000,000	0.7500	9/1/2021	14,990,625
Integrated Device Technology, Inc. - 144A	21,000,000	0.8750	11/15/2022	20,435,625
ON Semiconductor Corp.	25,000,000	1.0000	12/1/2020	25,078,125
				60,504,375
SOFTWARE - 4.43%
Akamai Technologies, Inc.	2,000,000	0.0000	2/15/2019	2,106,250
BroadSoft, Inc.	1,000,000	1.0000	9/1/2022	1,247,500
Synchronoss Technologies, Inc.	19,000,000	0.7500	8/15/2019	19,676,875
Verint Systems, Inc.	14,000,000	1.5000	6/1/2021	13,265,000
				36,295,625
TELECOMMUNICATIONS - 4.52%
CalAmp Corp.	20,000,000	1.6250	5/15/2020	18,862,500
Finisar Corp.	16,000,000	0.5000	12/15/2033	18,130,000
				36,992,500
TRANSPORTATION - 5.21%
Atlas Air Worldwide Holdings, Inc	25,000,000	2.2500	6/1/2022	24,265,625
Echo Global Logistics, Inc.	19,000,000	2.5000	5/1/2020	17,456,250
Kansas City Southern - Goldman Sachs Group, Inc. Synthetic	1,000,000	0.0000	2/16/2021	924,030
				42,645,905

TOTAL CONVERTIBLE BONDS (Cost - $719,783,473)				733,972,400

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

	Principal	Interest Rate
Security	Amount	(%)	Maturity Date	Market Value
U.S. TREASURY OBLIGATIONS - 4.52%
United States Treasury Notes	$7,000,000	0.6250	6/30/2017	$7,001,501
United States Treasury Notes	5,000,000	0.7500	2/28/2018	4,999,220
United States Treasury Notes	5,000,000	0.7500	2/15/2019	4,981,543
United States Treasury Notes	5,000,000	1.0000	6/30/2019	5,005,665
United States Treasury Notes	5,000,000	1.1250	2/28/2021	4,972,167
United States Treasury Notes	5,000,000	1.2500	1/31/2020	5,029,492
United States Treasury Notes	5,000,000	1.3750	10/31/2020	5,031,738
TOTAL U.S. TREASURY OBLIGATIONS (Cost - $36,834,084)				37,021,326

	Shares
SHORT-TERM INVESTMENTS - 5.33%
MONEY MARKET FUND - 5.33%
Milestone Treasury Obligations Portfolio - Institutional Class +	43,632,678	0.1600		43,632,678
TOTAL SHORT-TERM INVESTMENTS (Cost - $43,632,678)

TOTAL INVESTMENTS - 99.52% (Cost - $800,250,235) (a)				$814,626,404
OTHER ASSETS LESS LIABILITIES - 0.48%				3,941,459
NET ASSETS - 100.00%				$818,567,863

+	Variable rate security. Interest rate is as of October 31, 2016.

PLC - Public Limited Company

REITS - Real Estate Investment Trusts.

144A- Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $789,175,121 and differs from value by net unrealize appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$61,216,735
Unrealized Depreciation:	(35,765,452)
Net Unrealized Appreciation	$25,451,283

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

	Notional	Termination	Payable for Open Swap
TOTAL RETURN SWAP	Amount	Date	Contracts

Agreement with ReFlow Fund, LLC dated March 1, 2016 to receive total return of the Fund, based on its daily change in NAV less USD-1M LIBOR plus an annualized spread of 1.95%.	$75,000,000	12/31/2016	$(271,187)

PORTFOLIO ANALYSIS
As of October 31, 2016
% of Net
Sector	Assets
Financial	30.18%
Technology	15.61%
Industrial	11.42%
Consumer, Non-Cyclical	11.02%
Consumer, Cyclical	8.65%
Communications	5.73%
Short-Term Investments	5.33%
Government	4.52%
Basic Materials	2.67%
Diversified	2.22%
Energy	2.17%
Other Assets Less Liabilities	0.48%
100.00%

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
SCHEDULE OF INVESTMENTS
October 31, 2016

	Principal	Interest Rate
Security	Amount	(%)	Maturity Date	Market Value

CONVERTIBLE BONDS - 118.67%
AUTO MANUFACTURERS - 2.91%
General Motors Co. - Societe Generale SA Synthetic *	$2,500,000	0.0000	11/16/2021	$2,384,500

BIOTECHNOLOGY - 3.82%
ANI Pharmaceuticals, Inc. *	2,200,000	3.0000	12/1/2019	2,560,250
Emergent BioSolutions, Inc. *	500,000	2.8750	1/15/2021	570,625
				3,130,875
CHEMICALS - 4.45%
Aceto Corp. - 144A *	4,000,000	2.0000	11/1/2020	3,647,500

COMPUTERS - 4.98%
Brocade Communications Systems, Inc. *	2,500,000	1.3750	1/1/2020	2,490,625
Electronics For Imaging, Inc. *	1,500,000	0.7500	9/1/2019	1,590,000
				4,080,625
DIVERSIFIED FINANCIAL SERVICES - 8.81%
Encore Capital Group, Inc. *	5,000,000	2.8750	3/15/2021	3,878,125
PRA Group, Inc. *	3,700,000	3.0000	8/1/2020	3,336,938
				7,215,063
ELECTRONICS - 3.62%
TTM Technologies, Inc. *	2,000,000	1.7500	12/15/2020	2,965,000

ENERGY-ALTERNATE SOURCES - 1.97%
Green Plains, Inc. - 144A*	1,000,000	4.1250	9/1/2022	1,150,000
Renewable Energy Group, Inc. *	500,000	2.7500	6/15/2019	461,250
				1,611,250
ENGINEERING & CONSTRUCTION - 4.93%
Dycom Industries, Inc. *	500,000	0.7500	9/15/2021	538,125
Tutor Perini Corp. - 144A *	3,500,000	2.8750	6/15/2021	3,500,000
				4,038,125
HEALTHCARE PRODUCTS - 3.58%
Trinity Biotech Investment Ltd. *	3,500,000	4.0000	4/1/2045	2,933,438

HOLDING COMPANIES-DIVERSIFIED - 1.85%
RWT Holdings, Inc. *	1,500,000	5.6250	11/15/2019	1,514,062

HOME BUILDERS - 5.20%
LGI Homes, Inc. *	1,600,000	4.2500	11/15/2019	2,351,000
M/I Homes, Inc. *	1,900,000	3.0000	3/1/2018	1,908,312
				4,259,312
INTERNET - 1.88%
Google, Inc. - UBS AG Synthetic *	1,400,000	0.0000	2/15/2021	1,540,840

INVESTMENT COMPANIES - 6.53%
New Mountain Finance Corp. *	3,000,000	5.0000	6/15/2019	3,082,500
Prospect Capital Corp. *	2,300,000	4.7500	4/15/2020	2,269,813
				5,352,313

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

	Principal	Interest Rate
Security	Amount	(%)	Maturity Date	Market Value

MISCELLANEOUS MANUFACTURING - 2.96%
General Electric Co. - Barclays Bank PLC Synthetic *	$2,300,000	0.0000	8/18/2021	$2,425,810

PHARMACEUTICALS - 6.84%
Impax Laboratories, Inc. *	3,000,000	2.0000	6/15/2022	2,617,500
Jazz Investments, Ltd. *	3,000,000	1.8750	8/15/2021	2,988,750
				5,606,250
REAL ESTATE - 0.59%
Forestar Group, Inc. *	500,000	3.7500	3/1/2020	480,000

REITS - 17.91%
Apollo Commercial Real Estate Finance, Inc. *	2,000,000	5.5000	3/15/2019	2,098,750
Arbor Realty Trust, Inc. *	3,200,000	6.5000	10/1/2019	3,170,000
Colony Financials, Inc. *	3,500,000	3.8750	1/15/2021	3,436,562
PennyMac Corp. *	2,500,000	5.3750	5/1/2020	2,400,000
Resource Capital Corp. *	3,500,000	8.0000	1/15/2020	3,561,250
				14,666,562
RETAIL - 3.10%
Restoration Hardware Holdings, Inc. - 144A *	3,000,000	0.0000	6/15/2019	2,542,500

SEMICONDUCTORS - 13.92%
Inphi Corp. - 144A *	3,500,000	0.7500	9/1/2021	3,497,813
Integrated Device Technology, Inc. - 144A *	4,000,000	0.8750	11/15/2022	3,892,500
ON Semiconductor Corp. *	4,000,000	1.0000	12/1/2020	4,012,500
				11,402,813
SOFTWARE - 3.69%
Synchronoss Technologies, Inc. *	2,000,000	0.7500	8/15/2019	2,071,250
Verint Systems, Inc. *	1,000,000	1.5000	6/1/2021	947,500
				3,018,750
TELECOMMUNICATIONS - 7.03%
CalAmp Corp. *	2,500,000	1.6250	5/15/2020	2,357,812
Finisar Corp. *	3,000,000	0.5000	12/15/2033	3,399,375
				5,757,187
TRANSPORTATION - 8.10%
Atlas Air Worldwide Holdings, Inc. *	4,000,000	2.2500	6/1/2022	3,882,500
Echo Global Logistics, Inc. *	3,000,000	2.5000	5/1/2020	2,756,250
				6,638,750

TOTAL CONVERTIBLE BONDS (Cost - $95,572,909)				97,211,525

U.S. TREASURY OBLIGATIONS - 7.29%
United States Treasury Notes *	1,000,000	0.6250	9/30/2017	999,453
United States Treasury Notes *	1,000,000	0.7500	2/28/2018	999,844
United States Treasury Notes *	1,000,000	0.8750	5/15/2019	998,320
United States Treasury Notes *	1,000,000	1.2500	3/31/2021	998,809
United States Treasury Notes *	1,000,000	1.2500	7/31/2023	977,773
United States Treasury Notes *	1,000,000	1.5000	2/28/2023	996,543
TOTAL U.S. TREASURY OBLIGATIONS (Cost - $5,967,723)				5,970,742

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

		Interest Rate
	Shares	(%)	Market Value

SHORT-TERM INVESTMENTS - 16.81%
MONEY MARKET FUND - 16.81%
Milestone Treasury Obligations Portfolio - Institutional Class +	13,773,666	0.1600	$13,773,666
TOTAL SHORT-TERM INVESTMENTS (Cost - $13,773,666)

TOTAL INVESTMENTS - 142.77% (Cost - $115,314,298) (a)			$116,955,933
LIABILITIES IN EXCESS OF OTHER ASSETS - (42.77)%			$(35,037,915)
NET ASSETS - 100.00%			$81,918,018

PLC - Public Limited Company

REITS - Real Estate Investment Trusts.

144A - Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

*	All or a portion of this security is segregated as collateral for the Line of Credit as of October 31, 2016. + Variable rate security. Interest rate is as of October 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $114,542,747 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$5,251,971
Unrealized Depreciation:	(2,838,785)
Net Unrealized Appreciation:	$2,413,186

	Notional	Termination	Payable for Open Swap
TOTAL RETURN SWAP	Amount	Date	Contracts
Agreement with ReFlow Fund, LLC dated January 9, 2016 to receive total return of the Fund, based on its daily change in NAV less USD-1M LIBOR plus an annualized spread of 2.25%.	$12,124,633	12/31/2016	$(222,136)

PORTFOLIO ANALYSIS
As of October 31, 2016
% of Net
Sector	Assets
Financial	41.58%
Technology	22.59%
Short-Term Investments	16.81%
Industrial	16.65%
Consumer, Non-cyclical	14.25%
Consumer, Cyclical	8.30%
Government	7.29%
Communications	7.03%
Basic Materials	4.45%
Energy	1.97%
Diversified	1.85%
(42.77)%
100.00%

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
SCHEDULE OF INVESTMENTS
October 31, 2016

	Principal	Interest Rate
Security	Amount	(%)	Maturity Date	Market Value

CONVERTIBLE BONDS - 59.13%
AUTO MANUFACTURERS - 2.33%
General Motors Co. - Societe Generale SA Synthetic	$2,500,000	0.0000	11/16/2021	$2,384,500

BIOTECHNOLOGY - 1.14%
ANI Pharmaceuticals, Inc.	1,000,000	3.0000	12/1/2019	1,163,750

CHEMICALS - 2.22%
Aceto Corp. - 144A	2,500,000	2.0000	11/1/2020	2,279,687

COMPUTERS - 2.46%
Brocade Communications Systems, Inc.	2,000,000	1.3750	1/1/2020	1,992,500
Electronics For Imaging, Inc.	500,000	0.7500	9/1/2019	530,000
				2,522,500
DIVERSIFIED FINANCIAL SERVICES - 3.90%
Encore Capital Group, Inc.	2,600,000	3.0000	7/1/2020	2,193,750
PRA Group, Inc.	2,000,000	3.0000	8/1/2020	1,803,750
				3,997,500
ELECTRONICS - 1.45%
TTM Technologies, Inc.	1,000,000	1.7500	12/15/2020	1,482,500

ENERGY-ALTERNATE SOURCES - 1.12%
Green Plains, Inc. - 144A	1,000,000	4.1250	9/1/2022	1,150,000

ENGINEERING & CONSTRUCTION - 2.78%
Dycom Industries, Inc.	600,000	0.7500	9/15/2021	645,750
Tutor Perini Corp. - 144A	2,200,000	2.8750	6/15/2021	2,200,000
				2,845,750
FOREST PRODUCTS & PAPER - 1.49%
International Paper Co. - Wells Fargo & Co Synthetic	1,600,000	0.0000	6/10/2020	1,521,760

HEALTHCARE PRODUCTS - 1.47%
Trinity Biotech Investment Ltd.	1,800,000	4.0000	4/1/2045	1,508,625

HOLDING COMPANIES-DIVERSIFIED - 0.79%
RWT Holdings, Inc.	800,000	5.6250	11/15/2019	807,500

HOME BUILDERS - 2.21%
LGI Homes, Inc.	650,000	4.2500	11/15/2019	955,094
M/I Homes, Inc.	1,300,000	3.0000	3/1/2018	1,305,687
				2,260,781
INSURANCE - 1.12%
HCI Group, Inc.	1,200,000	3.8750	3/15/2019	1,151,250

INTERNET - 0.44%
Google, Inc. - Goldman Sachs Group, Inc. Synthetic	400,000	0.0000	2/19/2021	452,684

INVESTMENT COMPANIES - 2.36%
New Mountain Finance Corp.	1,200,000	5.0000	6/15/2019	1,233,000
Prospect Capital Corp.	1,200,000	4.7500	4/15/2020	1,184,250
				2,417,250
MISCELLANEOUS MANUFACTURING - 1.03%
General Electric Co. - Barclays Bank PLC Synthetic	1,000,000	0.0000	8/18/2021	1,054,700

PHARMACEUTICALS - 3.39%
Impax Laboratories, Inc.	1,700,000	2.0000	6/15/2022	1,483,250
Jazz Investments Ltd.	2,000,000	1.8750	8/15/2021	1,992,500
				3,475,750
REAL ESTATE - 0.94%
Forestar Group, Inc.	1,000,000	3.7500	3/1/2020	960,000

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

	Principal	Interest Rate
Security	Amount	(%)	Maturity Date	Market Value

REITS - 8.74%
Apollo Commercial Real Estate Finance, Inc.	$1,200,000	5.5000	3/15/2019	$1,259,250
Arbor Realyt Trust, Inc.	1,600,000	6.5000	10/1/2019	1,585,000
Colony Financials, Inc.	2,200,000	3.8750	1/15/2021	2,160,125
PennyMac Corp.	2,000,000	5.3750	5/1/2020	1,920,000
Resource Capital Corp.	2,000,000	8.0000	1/15/2020	2,035,000
				8,959,375
RETAIL - 2.07%
Restoration Hardware Holdings, Inc. - 144A	2,500,000	0.0000	6/15/2019	2,118,750

SEMICONDUCTORS - 6.58%
Inphi Corp. - 144A	2,000,000	0.7500	9/1/2021	1,998,750
Integrated Device Technology, Inc. - 144A	2,500,000	0.8750	11/15/2022	2,432,813
ON Semiconductor Corp.	2,300,000	1.0000	12/1/2020	2,307,187
				6,738,750
SOFTWARE - 2.14%
Synchronoss Technologies, Inc.	1,200,000	0.7500	8/15/2019	1,242,750
Verint Systems, Inc.	1,000,000	1.5000	6/1/2021	947,500
				2,190,250
TELECOMMUNICATIONS - 2.80%
CalAmp Corp.	1,600,000	1.6250	5/15/2020	1,509,000
Finisar Corp.	1,200,000	0.5000	12/15/3033	1,359,750
				2,868,750
TRANSPORTATION - 4.16%
Atlas Air Worldwide Holdings, Inc.	2,500,000	2.2500	6/1/2022	2,426,563
Echo Global Logistics, Inc.	2,000,000	2.5000	5/1/2020	1,837,500
				4,264,063
TOTAL CONVERTIBLE BONDS (Cost - $59,146,996)				60,576,425

CORPORATE BONDS & NOTES - 3.55%
CHEMICALS - 0.35%
Westlake Chemical Corp.	350,000	3.6000	7/15/2022	359,856

COMPUTERS - 0.35%
NetApp, Inc.	350,000	3.2500	12/15/2022	356,986

INVESTMENT COMPANIES - 0.35%
FS Investment Corp.	350,000	4.0000	7/15/2019	354,334

MISCELLANEOUS MANUFACTURING - 0.39%
Trinity Industries, Inc.	400,000	4.5500	10/1/2024	395,130

OIL & GAS SERVICES - 0.69%
FMC Technologies, Inc.	400,000	3.4500	10/1/2022	404,585
Oceaneering International, Inc.	300,000	4.6500	11/15/2024	304,709
				709,294

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

	Principal	Interest Rate
Security	Amount	(%)	Maturity Date	Market Value

PIPELINES - 0.79%
Phillips 66 Partners LP	$400,000	3.6050	2/15/2025	$404,105
Sunoco Logistics Partners Operations LP	400,000	3.4500	1/15/2023	403,553
				807,658
REITS - 0.29%
Host Hotels & Resorts LP	300,000	3.7500	10/15/2023	302,496

RETAIL - 0.34%
Kohl’s Corp.	350,000	3.2500	2/1/2023	347,263

TOTAL CORPORATE BONDS & NOTES (Cost - $3,502,928)				3,633,017

U.S. TREASURY OBLIGATIONS - 30.70%
United States Treasury Notes	800,000	0.5000	1/31/2017	800,444
United States Treasury Notes	850,000	0.5000	2/28/2017	850,516
United States Treasury Notes	600,000	0.6250	12/31/2016	600,371
United States Treasury Notes	900,000	0.6250	6/30/2017	900,193
United States Treasury Notes	700,000	0.6250	9/30/2017	699,617
United States Treasury Notes	2,500,000	0.7500	2/28/2018	2,499,610
United States Treasury Notes	600,000	0.8750	1/15/2018	601,067
United States Treasury Notes	4,500,000	0.8750	5/15/2019	4,492,442
United States Treasury Notes	600,000	1.0000	12/15/2017	601,781
United States Treasury Notes	850,000	1.0000	3/15/2018	852,773
United States Treasury Notes	7,300,000	1.1250	2/28/2021	7,259,365
United States Treasury Notes	3,800,000	1.2500	7/31/2023	3,715,539
United States Treasury Notes	600,000	1.3750	12/31/2018	605,965
United States Treasury Notes	350,000	1.3750	2/29/2020	353,336
United States Treasury Notes	700,000	1.3750	8/31/2020	705,059
United States Treasury Notes	700,000	1.3750	5/31/2021	702,748
United States Treasury Notes	600,000	1.5000	1/31/2022	603,117
United States Treasury Notes	2,300,000	1.5000	2/28/2023	2,292,049
United States Treasury Notes	1,600,000	1.6250	11/15/2022	1,609,531
United States Treasury Notes	700,000	1.6250	5/31/2023	701,818
TOTAL U.S. TREASURY OBLIGATIONS (Cost - $31,331,219)				31,447,341

	Shares
SHORT-TERM INVESTMENTS - 16.06%
MONEY MARKET FUND - 16.06%
Milestone Treasury Obligations Portfolio - Institutional Class +	16,448,003	0.1600		16,448,003
TOTAL SHORT-TERM INVESTMENTS (Cost - $16,448,003)

TOTAL INVESTMENTS - 109.44% (Cost - $110,429,146) (a)				$112,104,786
LIABILITIES IN EXCESS OF OTHER ASSETS - (9.44)%				(9,668,013)
NET ASSETS - 100.00%				$102,436,773

LP - Limited Partnership

PLC - Public Limited Company

REITS - Real Estate Investment Trusts.

144A - Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.

+	Variable rate security. Interest rate is as of October 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $110,134,652 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
October 31, 2016

Unrealized Appreciation:	$3,208,840
Unrealized Depreciation:	(1,238,706)
Net Unrealized Appreciation:	$1,970,134

PORTFOLIO ANALYSIS
As of October 31, 2016
% of Net
Sector	Assets
Government	30.70%
Financial	23.00%
Short-Term Investments	16.06%
Technology	11.53%
Industrial	8.77%
Consumer, Non-cyclical	6.00%
Consumer, Cyclical	4.61%
Communications	2.80%
Energy	2.60%
Basic Materials	2.58%
Diversified	0.79%
Liabilities in Excess of Other Assets	(9.44)%
100.00%

The accompanying notes are an integral part of these financial statements.

Miller Funds
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2016

	Miller	Miller	Miller
	Convertible	Convertible	Intermediate
	Bond Fund	Plus Fund	Bond Fund
Assets:
Investments in Securities at Cost	$800,250,235	$115,314,298	$110,429,146
Investments in Securities at Market Value	$814,626,404	$116,955,933	$112,104,786
Cash	—	1,976,676	11,302,578
Segregated Cash - Collateral for Loan	—	8,597,875	—
Receivable for Securities Sold	—	—	695,118
Receivable for Fund Shares Sold	1,438,103	—	—
Interest Receivable	5,394,031	651,650	574,848
Prepaid Expenses and Other Assets	52,407	41,476	40,562
Total Assets	821,510,945	128,223,610	124,717,892

Liabilities:
Payable for Securities Purchased	1,003,549	13,850,910	22,177,013
Loan Payable	—	32,000,000	—
Accrued Advisory Fees	522,381	130,214	40,423
Interest Payable	—	40,863	—
Accrued Distribution Fees	107,605	538	335
Payable for Open Swap Contracts	271,187	222,136	—
Payable for Fund Shares Redeemed	820,808	—	—
Accrued Expenses and Other Liabilities	217,552	60,931	63,348
Total Liabilities	2,943,082	46,305,592	22,281,119

Net Assets	$818,567,863	$81,918,018	$102,436,773

Composition of Net Assets:
At October 31, 2016, Net Assets consisted of:
Paid-in-Capital	$793,902,274	$79,426,481	$99,991,415
Undistributed Net Investment Income	16,317,135	1,501,570	852,467
Accumulated Net Realized Gain from Security
Transactions and Swaps	(5,756,528)	(429,532)	(82,749)
Net Unrealized Appreciation (Depreciation) on:
Investments	14,376,169	1,641,635	1,675,640
Swaps	(271,187)	(222,136)	—
Net Assets	$818,567,863	$81,918,018	$102,436,773

Net Asset Value Per Share
Class A Shares
Net Assets	$112,311,440	$454,968	$265,627
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	8,962,156	20,299	16,399
Net Asset Value and Redemption Price per Share	$12.53	$22.41	$16.20
Maximum Offering Price Per Share (Includes a Maximum Sales Charge of 5.75%)	$13.29	$23.78	$17.19

Class I Shares
Net Assets	$636,199,885	$80,948,262	$101,922,574
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	50,790,369	3,605,951	6,287,903
Net Asset Value, Offering and Redemption Price per Share	$12.53	$22.45	$16.21

Class C Shares
Net Assets	$70,056,538	$514,788	$248,572
Shares of Beneficial Interest Outstanding (no par value; unlimited shares authorized)	5,628,394	23,151	15,262
Net Asset Value, Offering and Redemption Price per Share	$12.45	$22.24	$16.29

The accompanying notes are an integral part of these financial statements.

Miller Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2016

	Miller	Miller	Miller
	Convertible	Convertible	Intermediate
	Bond Fund	Plus Fund	Bond Fund
Investment Income:
Interest Income	$30,743,047	$2,742,754	$1,704,237
Total Investment Income	30,743,047	2,742,754	1,704,237

Expenses:
Investment Advisory Fees	5,648,050	1,348,641	500,267
Distribution Fees (Class A)	615,090	642	2,158
Distribution Fees (Class C)	694,669	4,270	2,628
Administration Fees	264,562	19,057	25,817
Transfer Agent Fees	260,005	58,545	60,032
Printing Expense	76,493	5,257	5,160
Custodian Fees	99,193	19,471	12,725
Registration and Filing Fees	80,369	51,060	55,078
Chief Compliance Officer Fees	21,929	12,868	10,015
Audit Fees	44,838	45,708	45,763
Legal Fees	66,826	3,955	4,761
Trustees’ Fees	68,136	66,136	66,143
Interest Expense	—	325,010	—
Non 12b-1 Shareholder Servicing Fee	472,957	9,973	12,261
Insurance Expense	25,609	1,468	1,532
Miscellaneous Expenses	4,814	6,430	6,430
Total Expenses	8,443,540	1,978,491	810,770
Less: Fees Waived by Adviser	—	(234,298)	(145,219)
Net Expenses	8,443,540	1,744,193	665,551
Net Investment Income	22,299,507	998,561	1,038,686

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	(1,071,636)	287,828	344,329
Swaps	(1,531,145)	751,908	—
Total Net Realized Gain (Loss)	(2,602,781)	1,039,736	344,329
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	19,741,630	2,915,633	2,011,300
Swaps	150,532	(471,483)	—
Total Net Change in Unrealized Appreciation	19,892,162	2,444,150	2,011,300
Net Realized and Unrealized Gain on Investments	17,289,381	3,483,886	2,355,629

Net Increase in Net Assets Resulting From Operations	$39,588,888	$4,482,447	$3,394,315

The accompanying notes are an integral part of these financial statements.

Miller Convertible Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	Year
	Ended	Ended
	October 31, 2016	October 31, 2015

Operations:
Net Investment Income	$22,299,507	$19,817,269
Net Realized Gain on Investments and Swaps	(2,602,781)	2,407,822
Net Change in Unrealized Appreciation (Depreciation) on Investments and Swaps	19,892,162	(17,497,840)
Net Increase in Net Assets
Resulting From Operations	39,588,888	4,727,251

Distributions to Shareholders From:
Net Investment Income
Class A ($0.20 and $0.32 per share, respectively)	(1,991,392)	(7,008,661)
Class I ($0.26 and $0.39 per share, respectively)	(12,073,967)	(11,319,535)
Class C ($0.14 and $0.26 per share, respectively)	(785,897)	(1,406,241)
	(14,851,256)	(19,734,437)
Net Realized Gains
Class A ($0.03 and $0.34 per share, respectively)	(409,805)	(8,138,665)
Class I ($0.03 and $0.34 per share, respectively)	(1,275,662)	(9,691,316)
Class C ($0.03 and $0.34 per share, respectively)	(182,332)	(1,759,008)
	(1,867,799)	(19,588,989)
Total Distributions to Shareholders	(16,719,055)	(39,323,426)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (2,839,587 and 4,692,244 shares, respectively)	34,143,467	58,306,872
Distributions Reinvested (171,466 and 1,152,368 shares, respectively)	2,078,341	14,033,646
Cost of Shares Redeemed (7,182,682 and 16,713,346 shares, respectively)	(84,617,387)	(204,447,155)
Total Class A Shares	(48,395,579)	(132,106,637)
Class I
Proceeds from Shares Issued (24,491,391 and 22,030,137 shares, respectively)	294,508,560	270,474,868
Distributions Reinvested (935,602 and 1,408,855 shares, respectively)	11,361,236	17,168,778
Cost of Shares Redeemed (14,175,097 and 11,518,685 shares, respectively)	(169,969,502)	(142,433,826)
Total Class I Shares	135,900,294	145,209,820
Class C
Proceeds from Shares Issued (952,618 and 1,165,866 shares, respectively)	11,444,350	14,423,058
Distributions Reinvested (71,830 and 243,192 shares, respectively)	869,783	2,946,420
Cost of Shares Redeemed (1,143,791 and 942,888 shares, respectively)	(13,673,009)	(11,681,650)
Total Class C Shares	(1,358,876)	5,687,828
Total Beneficial Interest Transactions	86,145,839	18,791,011

Increase (Decrease) in Net Assets	109,015,672	(15,805,164)

Net Assets:
Beginning of Year	709,552,191	725,357,355
End of Year (undistributed net investment income of $16,317,135 and $7,496,092 respectively)	$818,567,863	$709,552,191

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	For the Period
	Ended	Ended
	October 31, 2016	October 31, 2015 *

Operations:
Net Investment Income	$998,561	$444,993
Net Realized Gain on Investments and Swaps	1,039,736	267,609
Net Change in Unrealized Appreciation (Depreciation) on Investments and Swaps	2,444,150	(1,024,651)
Net Increase (Decrease) in Net Assets
Resulting From Operations	4,482,447	(312,049)

Distributions to Shareholders From:
Net Investment Income
Class A ($0.29 and $0.19 per share, respectively)	(4,797)	(281)
Class I ($0.32 and $0.20 per share, respectively)	(772,364)	(305,691)
Class C ($0.17 and $0.15 per share, respectively)	(3,915)	(221)
	(781,076)	(306,193)
Net Realized Gains
Class A ($0.25 and $- per share, respectively)	(982)	—
Class I ($0.25 and $- per share, respectively)	(495,146)	—
Class C ($0.25 and $- per share, respectively)	(4,169)	—
	(500,297)	—
Total Distributions to Shareholders	(1,281,373)	(306,193)

Beneficial Interest Transactions:
Class A
Proceeds from Shares Issued (17,343 and 4,393 shares, respectively)	359,886	95,550
Distributions Reinvested (264 and 12 shares, respectively)	5,778	281
Cost of Shares Redeemed (1,225 and 489 shares, respectively)	(26,272)	(10,963)
Total Class A Shares	339,392	84,868
Class I
Proceeds from Shares Issued (1,850,098 and 2,206,267 shares, respectively)	40,910,562	47,045,002
Distributions Reinvested (58,752 and 13,605 shares, respectively)	1,255,012	304,193
Cost of Shares Redeemed (357,583 and 165,188 shares, respectively)	(7,523,290)	(3,569,357)
Total Class I Shares	34,642,284	43,779,838
Class C
Proceeds from Shares Issued (20,083 and 12,174 shares, respectively)	420,775	267,505
Distributions Reinvested (375 and 9 shares, respectively)	7,966	221
Cost of Shares Redeemed (507 and 8,983 shares, respectively)	(10,686)	(196,977)
Total Class C Shares	418,055	70,749
Total Beneficial Interest Transactions	35,399,731	43,935,455

Increase in Net Assets	38,600,805	43,317,213

Net Assets:
Beginning of Period	43,317,213	—
End of Period (undistributed net investment income of $1,501,570 and $30,674 respectively)	$81,918,018	$43,317,213

*	The Miller Convertible Plus Fund commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year	For the Period
	Ended	Ended
	October 31, 2016	October 31, 2015 *
Operations:
Net Investment Income	$1,038,686	$417,453
Net Realized Gain on Investments	344,329	220,240
Net Change in Unrealized Appreciation (Depreciation) on Investments	2,011,300	(335,660)
Net Increase in Net Assets
Resulting From Operations	3,394,315	302,033

Distributions to Shareholders From:
Net Investment Income
Class A ($0.16 and $0.11 per share, respectively)	(9,288)	(2,793)
Class I ($0.20 and $0.12 per share, respectively)	(637,761)	(279,341)
Class C ($0.06 and $- per share, respectively)	(1,109)	—
	(648,158)	(282,134)
Net Realized Gains
Class A ($0.09 and $- per share, respectively)	(5,041)	—
Class I ($0.09 and $- per share, respectively)	(250,175)	—
Class C ($0.09 and $- per share, respectively)	(1,450)	—
	(256,666)	—
Total Distributions to Shareholders	(904,824)	(282,134)

Capital Share Transactions:
Class A
Proceeds from Shares Issued (12,660 and 55,625 shares, respectively)	196,901	855,954
Distributions Reinvested (921 and 181 shares, respectively)	14,155	2,793
Cost of Shares Redeemed (52,987 shares and 0 shares, respectively)	(847,413)	—
Total Class A Shares	(636,357)	858,747
Class I
Proceeds from Shares Issued (3,915,550 and 2,930,522 shares, respectively)	62,797,295	45,358,137
Distributions Reinvested (56,160 and 17,842 shares, respectively)	867,183	278,011
Cost of Shares Redeemed (372,259 and 259,912 shares, respectively)	(5,780,993)	(4,055,795)
Total Class I Shares	57,883,485	41,580,353
Class C
Proceeds from Shares Issued (18,026 and 19,323 shares, respectively)	279,891	305,015
Distributions Reinvested (167 shares and 0 shares, respectively)	2,559	—
Cost of Shares Redeemed (9,677 and 12,579 shares, respectively)	(147,568)	(198,742)
Total Class C Shares	134,882	106,273
Total Beneficial Interest Transactions	57,382,010	42,545,373

Increase in Net Assets	59,871,501	42,565,272

Net Assets:
Beginning of Period	42,565,272	—
End of Period (undistributed net investment income of $852,467 and $129,963 respectively)	$102,436,773	$42,565,272

*	The Miller Intermediate Bond Fund commenced operations on December 31, 2014.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
STATEMENT OF CASH FLOWS
For the Year Ended October 31, 2016

Cash flows from operating activities:
Net increase in net assets resulting from operations	$4,482,447
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(97,727,582)
Proceeds from sales of investments	58,515,078
Purchases of short term investments, net	(11,691,668)
Net realized gain from investments and swaps	(1,039,736)
Net change in unrealized appreciation from investments and swaps	(2,444,150)
Net accretion of discounts	(1,167,219)

Changes in assets and liabilities
(Increase)/decrease in assets:
Segregated cash - collateral for loan	(8,541,840)
Interest receivable	(189,785)
Receivable from open swap contracts	249,347
Receivable from Fund shares sold	21,000
Prepaid expenses and other assets	278
Increase (decrease) in liabilities:
Payable for securities purchased	13,661,044
Payable for open swap contracts	222,136
Interest payable	22,090
Redemptions payable	(2,600)
Accrued advisory fees	58,592
Accrued distribution fees	473
Other accrued expenses payable	30,413
Net cash used in operating activities	(45,541,682)

Cash flows from financing activities:
Proceeds from revolving credit line payable to bank	16,800,000
Repayment of borrowings under revolving credit line payable	(3,400,000)
Proceeds from shares sold	41,691,223
Payment on shares redeemed	(7,560,248)
Cash distributions paid	(12,617)
Net cash provided by financing activities	47,518,358

Net increase in cash	1,976,676
Cash at beginning of year	—
Cash at end of year	$1,976,676

Supplemental disclosure of non-cash activity:
Noncash financing activities not including herein consists of:
Reinvestment of dividends	$1,268,756
Interest paid	$302,920

The accompanying notes are an integral part of the financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class A

	Year Ended October 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$12.15	$12.75	$12.55	$10.70	$10.76
Increase (decrease) from operations:
Net investment income (a)	0.28	0.23	0.37	0.31	0.23
Net gain (loss) from securities (both realized and unrealized)	0.33	(0.17)	0.59	1.84	0.25
Total from operations	0.61	0.06	0.96	2.15	0.48

Distributions to shareholders from:
Net investment income	(0.20)	(0.32)	(0.27)	(0.30)	(0.24)
Net realized gain	(0.03)	(0.34)	(0.49)	—	(0.30)
Total distributions	(0.23)	(0.66)	(0.76)	(0.30)	(0.54)

Net Asset Value, End of Year	$12.53	$12.15	$12.75	$12.55	$10.70

Total Return (b)	5.07%	0.49%	7.98%	20.33%	4.18%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$112,311	$159,608	$305,994	$219,218	$165,595
Ratio of expenses to average net assets	1.49%	1.44%	1.45%	1.50%	1.48%
Ratio of net investment income to average net assets	2.30%	3.10%	2.87%	2.69%	2.12%
Portfolio turnover rate	46%	81%	78%	104%	59%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class I

	Year Ended October 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$12.15	$12.76	$12.59	$10.73	$10.82
Increase (decrease) from operations:
Net investment income (a)	0.39	0.45	0.43	0.37	0.28
Net gain (loss) from securities (both realized and unrealized)	0.28	(0.33)	0.60	1.85	0.25
Total from operations	0.67	0.12	1.03	2.22	0.53

Distributions to shareholders from:
Net investment income	(0.26)	(0.39)	(0.37)	(0.36)	(0.32)
Net realized gain	(0.03)	(0.34)	(0.49)	—	(0.30)
Total distributions	(0.29)	(0.73)	(0.86)	(0.36)	(0.62)

Net Asset Value, End of Year	$12.53	$12.15	$12.76	$12.59	$10.73

Total Return (b)	5.56%	1.08%	8.49%	20.95%	4.79%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$636,200	$480,548	$352,395	$129,282	$57,387
Ratio of expenses to average net assets	0.99%	0.94%	0.95%	1.00%	0.98%
Ratio of net investment income to average net assets	3.21%	3.60%	3.37%	3.19%	2.62%
Portfolio turnover rate	46%	81%	78%	104%	59%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses during certain years, total returns would have been lower.

The accompanying notes are an integral part of the financial statements.

Miller Convertible Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year presented.

	Class C

	Year Ended October 31,
	2016	2015	2014	2013	2012

Net Asset Value, Beginning of Year	$12.07	$12.68	$12.50	$10.67	$10.73
Increase (decrease) from operations:
Net investment income (a)	0.24	0.26	0.30	0.25	0.17
Net gain (loss) from securities (both realized and unrealized)	0.30	(0.27)	0.59	1.84	0.25
Total from operations	0.54	(0.01)	0.89	2.09	0.42

Distributions to shareholders from:
Net investment income	(0.14)	(0.26)	(0.22)	(0.26)	(0.18)
Net realized gain	(0.03)	(0.34)	(0.49)	—	(0.30)
Total distributions	(0.17)	(0.60)	(0.71)	(0.26)	(0.48)

Net Asset Value, End of Year	$12.45	$12.07	$12.68	$12.50	$10.67

Total Return (b)	4.50%	0.07%	7.42%	19.77%	5.35%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$70,057	$69,396	$66,968	$43,998	$30,855
Ratio of expenses to average net assets	1.99%	1.94%	1.95%	2.00%	1.98%
Ratio of net investment income to average net assets	1.96%	2.60%	2.37%	2.19%	1.62%
Portfolio turnover rate	46%	81%	78%	104%	59%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

The accompanying notes are an integral part of the financial statements.

Miller Convertible Plus Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class A
	Year	Period
	Ended	Ended
	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$20.99	$20.00
Increase from operations:
Net investment income (a)	1.46	0.50
Net gain from securities (both realized and unrealized)	0.50	0.68
Total from operations	1.96	1.18

Distributions to shareholders from:
Net investment income	(0.29)	(0.19)
Net realized gain	(0.25)	—
Total distributions	(0.54)	(0.19)

Net Asset Value, End of Period	$22.41	$20.99

Total Return (b)	9.43%	5.88%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$455	$82
Ratio of expenses to average net assets, before reimbursement	5.49%	4.58	% (c)
net of reimbursement	5.00%	3.74	% (c)
Ratio of expenses to average net assets, (excluding interest expense) before reimbursement	3.69%	4.03	% (c)
net of reimbursement	3.20%	3.20	% (c)
Ratio of net investment income to average net assets	6.77%	1.45	% (c)
Portfolio turnover rate	81%	109	% (d)

*	Miller Convertible Plus Fund Class A commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Miller Convertible Plus Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class I
	Year	Period
	Ended	Ended
	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$21.01	$20.00
Increase from operations:
Net investment income (a)	0.45	0.31
Net gain from securities (both realized and unrealized)	1.56	0.90
Total from operations	2.01	1.21

Distributions to shareholders from:
Net investment income	(0.32)	(0.20)
Net realized gain	(0.25)	—
Total distributions	(0.57)	(0.20)

Net Asset Value, End of Period	$22.45	$21.01

Total Return (b)	9.75%	5.99%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$80,948	$43,168
Ratio of expenses to average net assets, before reimbursement	4.11%	4.33	% (c)
net of reimbursement	3.62%	3.49	% (c)
Ratio of expenses to average net assets, (excluding interest expense)
before reimbursement	3.44%	3.78	% (c)
net of reimbursement	2.95%	2.95	% (c)
Ratio of net investment income to average net assets	2.10%	1.70	% (c)
Portfolio turnover rate	81%	109	% (d)

*	Miller Convertible Plus Fund Class I commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Convertible Plus Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class C
	Year	Period
	Ended	Ended
	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$20.88	$20.00
Increase from operations:
Net investment income (a)	0.08	0.12
Net gain from securities (both realized and unrealized)	1.70	0.91
Total from operations	1.78	1.03

Distributions to shareholders from:
Net investment income	(0.17)	(0.15)
Net realized gain	(0.25)	—
Total distributions	(0.42)	(0.15)

Net Asset Value, End of Period	$22.24	$20.88

Total Return (b)	8.61%	5.14%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$515	$67
Ratio of expenses to average net assets, before reimbursement	5.11%	5.33	% (c)
net of reimbursement	4.62%	4.49	% (c)
Ratio of expenses to average net assets, (excluding interest expense)
before reimbursement	4.44%	4.78	% (c)
net of reimbursement	3.95%	3.95	% (c)
Ratio of net investment income to average net assets	0.38%	0.70	% (c)
Portfolio turnover rate	81%	109	% (d)

*	Miller Convertible Plus Fund Class C commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Intermediate Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class A
	Year	Period
	Ended	Ended
	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$15.47	$15.00
Increase from operations:
Net investment income (a)	0.14	0.34
Net gain from securities (both realized and unrealized)	0.84	0.24
Total from operations	0.98	0.58

Distributions to shareholders from:
Net investment income	(0.16)	(0.11)
Net realized gain	(0.09)	—
Total distributions	(0.25)	(0.11)

Net Asset Value, End of Period	$16.20	$15.47

Total Return (b)	6.42%	3.84%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$266	$863
Ratio of expenses to average net assets, before reimbursement	1.76%	2.05	% (c)
net of reimbursement	1.50%	1.50	% (c)
Ratio of net investment income to average net assets	0.90%	1.39	% (c)
Portfolio turnover rate	40%	85	% (d)

*	Miller Intermediate Bond Fund Class A commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, excluding the effect of sales loads. Total returns for periods less than one year are not annualized. Had the Adviser not absorbed a portion of the expenses during certain periods, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Miller Intermediate Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class I
	Year	Period
	Ended	Ended
	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$15.47	$15.00
Increase from operations:
Net investment income (a)	0.31	0.21
Net gain from securities (both realized and unrealized)	0.72	0.38
Total from operations	1.03	0.59

Distributions to shareholders from:
Net investment income	(0.20)	(0.12)
Net realized gain	(0.09)	—
Total distributions	(0.29)	(0.12)

Net Asset Value, End of Period	$16.21	$15.47

Total Return (b)	6.76%	3.92%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$101,923	$41,597
Ratio of expenses to average net assets, before reimbursement	1.51%	1.80	% (c)
net of reimbursement	1.25%	1.25	% (c)
Ratio of net investment income to average net assets	2.00%	1.64	% (c)
Portfolio turnover rate	40%	85	% (d)

*	Miller Intermediate Bond Fund Class I commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Intermediate Bond Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period.

	Class C
	Year	Period
	Ended	Ended
	October 31, 2016	October 31, 2015 *

Net Asset Value, Beginning of Period	$15.57	$15.00
Increase from operations:
Net investment income (a)	0.07	0.31
Net gain from securities (both realized and unrealized)	0.80	0.26
Total from operations	0.87	0.57

Distributions to shareholders from:
Net investment income	(0.06)	—
Net realized gain	(0.09)	—
Total distributions	(0.15)	—

Net Asset Value, End of Period	$16.29	$15.57

Total Return (b)	5.65%	3.80%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$249	$105
Ratio of expenses to average net assets, before reimbursement	2.51%	2.80	% (c)
net of reimbursement	2.25%	2.25	% (c)
Ratio of net investment income to average net assets	0.47%	0.64	% (c)
Portfolio turnover rate	40%	85	% (d)

*	Miller Intermediate Bond Fund Class C commenced operations December 31, 2014.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of the financial statements.

Miller Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2016

1.	ORGANIZATION

The Miller Convertible Bond Fund (the “Convertible Bond Fund”), the Miller Convertible Plus Fund (the “Convertible Plus Fund”), and Miller Intermediate Bond Fund (the “Intermediate Bond Fund”) are series of Miller Investment Trust (the “Trust”), a Delaware statutory trust organized on September 28, 2007. The Trust is registered as an open-end management investment company. The Funds are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as diversified, open-end management investment companies. Convertible Bond Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital. Convertible Plus Fund’s primary investment objective is to use leverage to maximize total return comprising current income and capital appreciation. Intermediate Bond Fund’s primary investment objective is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital.

The Funds currently offer Class A, Class I and Class C shares. Convertible Bond Fund’s Class A and Class I shares commenced operations on December 27, 2007 and Class C shares commenced operations on December 1, 2009. The Convertible Bond Fund offered Class NF shares until August 14, 2013. Convertible Plus Fund’s Class A, Class I and Class C shares commenced operations on December 31, 2014. Intermediate Bond Fund’s Class A, Class I and Class C shares commenced operations on December 31, 2014. Class I and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

Wellesley Asset Management, Inc. serves as the Funds’ investment adviser (the “Adviser”).

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The Funds operate as investment companies and accordingly follow the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

Security Valuation – The Funds’ securities are valued at the last sale price on the exchange in which such securities are primarily traded, as of the close of business on the day the securities are being valued. NASDAQ traded securities are valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Debt securities and long term U.S. Treasury obligations (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Investments in open-end investment companies are valued at net asset value.

Securities for which current market quotations are not readily available or for which quotations are not deemed to be representative of market values are valued at fair value as determined in good faith by a Fair Valuation Committee

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”) adopted by the Trust’s Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participate would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2016 for the Funds’ assets and liabilities measured at fair value:

Convertible Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$733,972,400	$—	$733,972,400
U.S. Treasury Obligations	—	37,021,326	—	37,021,326
Short-Term Investments	43,632,678	—	—	43,632,678
Total Investments in Securities	$43,632,678	$770,993,726	$—	$814,626,404

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives
Total Return Swap**	$—	$271,187	$—	$271,187

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

Convertible Plus Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$97,211,525	$—	$97,211,525
U.S. Treasury Obligations	—	5,970,742	—	5,970,742
Short-Term Investments	13,773,666	—	—	13,773,666
Total Investments in Securities	$13,773,666	$103,182,267	$—	$116,955,933

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives
Total Return Swap**	$—	$222,136	$—	$222,136

Intermediate Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities:
Convertible Bonds*	$—	$60,576,425	$—	$60,576,425
Corporate Bonds & Notes*	—	3,633,017	—	3,633,017
U.S. Treasury Obligations	—	31,447,341	—	31,447,341
Short-Term Investments	16,448,003	—	—	16,448,003
Total Investments in Securities	$16,448,003	$95,656,783	$—	$112,104,786

There were no transfers into or out of Level 1, Level 2, and Level 3 in the current year. Transfers between the Levels for investment in securities or other financial instruments are measured at the end of the reporting period.

*	Please refer to the Schedule of Investments for industry classifications.

**	Represents variation margin on the last day of the reporting period.

Exchange Traded Funds (“ETFs”) – The Fund may invest in exchange traded funds. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. There are risks of owning the underlying securities the ETFs are designed to track, and the lack of liquidity of an ETF may result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Derivative Transactions – The Funds may enter into total return swaps. Total return swaps are agreements that provide the Funds with a return based on the performance of an underlying asset, in exchange for fee payments to a counterparty based on a specific rate. The difference in the value of these income streams is recorded daily by the Funds, and is settled in cash at the end of each month. The fee paid by the Funds will typically be determined by multiplying the face value of the swap agreement by an agreed upon interest rate. In addition, if the underlying asset declines in value over the term of the swap, the Funds would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the Adviser. Each Fund may use its own net asset value as the underlying asset in a total return swap. This strategy serves to reduce cash drag (the impact of cash on the Funds’ overall return) by replacing it with the impact of market exposure based upon the Funds’ own investment holdings. The Funds record fluctuations in the value of open swap contracts on a daily basis as unrealized gains or losses. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The Funds value the total return swaps in which they enter based on a formula of the underlying asset’s nightly value, USD-1M LIBOR-BBA and an annual fee or various agreed upon inputs.

During the year ended October 31, 2016, the Convertible Bond Fund and the Convertible Plus Fund invested in total return swaps. The total return swaps can be found on the Statement of Assets and Liabilities under payable for open swap contracts. At October 31, 2016, the payable for open swap contracts were $271,187 and $222,136 for the Convertible Bond Fund and Convertible Plus Fund, respectively. For the year ended October 31, 2016, the net realized loss on swaps was $1,531,145 for the Convertible Bond Fund and the net realized gain on swaps was $751,908 for the Convertible Plus Fund. At October 31, 2016, the net change in unrealized depreciation was $150,532 for the Convertible Bond Fund and the net change in unrealized appreciation was $471,483 for the Convertible Plus Fund.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

The average notional value of total return swaps that the Funds invested in during the year ended October 31, 2016 were $30,076,455 and $3,669,377 for the Convertible Bond Fund and the Convertible Plus Fund, respectively. The notional value of the derivative instruments outstanding as of October 31, 2016, as disclosed in the Schedule of Investments and the amount of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Funds.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Withholding taxes on foreign dividends, if any, have been provided for in accordance with Funds’ understanding of the applicable country’s tax rules and rates.

Expenses – Common expenses, income and gains and losses are allocated daily among share classes of the Funds based on the relative proportion of net assets represented by each class. Class specific expenses are charged directly to the responsible class of shares of the Funds.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions on returns filed for open fiscal year ends 2013-2015 for the Convertible Bond Fund, 2015 for the Convertible Plus and Intermediate Bond Funds, or expected to be taken in all the Funds’ current fiscal year end returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Massachusetts. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2016, the Funds did not incur any interest or penalties

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions on returns filed for open fiscal year ends 2013-2015 for the Convertible Bond Fund, or expected to be taken in all the Funds’ current fiscal year end returns, and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Massachusetts. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended October 31, 2016, the Funds did not incur any interest or penalties.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The activities of the Funds are overseen by the Board. Pursuant to an Investment Advisory Agreement with the Funds, the Adviser, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Funds pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.75%, 1.95% and 0.95% for the Convertible Bond Fund, Convertible Plus Fund and the Intermediate Bond Fund, respectively, of the average daily net assets of each respective Fund. For the year ended October 31, 2016, the Adviser earned advisory fees of $5,648,050, $1,348,641 and $500,267 for the Convertible Bond Fund, Convertible Plus Fund and the Intermediate Bond Fund, respectively.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce its fees and/or absorb expenses of the Convertible Plus Fund and the Intermediate Bond Fund, at least until February 28, 2017, to ensure that Net Annual Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes and extraordinary expenses such as litigation) will not exceed 3.20%, 2.95% and 3.95% of the Convertible Plus Fund’s average daily net assets for Class A, Class I and Class C shares, respectively and 1.50%, 1.25% and 2.25% of the Intermediate Bond Fund’s average daily net assets for Class A, Class I and Class C shares, respectively. The Agreement will allow the Adviser, subject to certain conditions, to recover amounts previously reimbursed for operating expenses to the Funds to the extent that the Funds’ expense ratios fall below the above indicated expense limitations. The amounts that can be recovered will be limited to the difference between the actual expense ratio and the amount of the expense limitation. Under such agreement, the Adviser can only recover such amounts for a period of up to three years. For the year ended October 31, 2016, the Adviser waived fees of $234,298 and $145,219 for the Convertible Plus Fund and Intermediate Bond Fund, respectively.

As of October 31, 2016, the following amounts are subject to recapture by the Advisor by October 31 of the following years:

	2018	2019
Convertible Plus Fund	$221,204	$234,298
Intermediate Bond Fund	140,113	145,219

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Board has adopted, on behalf of each Fund, a Distribution Plan and Agreement pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), as amended, to pay for certain distribution activities and shareholder services. Convertible Bond Fund’s Class A shares pay 0.50% per year of its average daily net assets for such distribution and shareholder service activities. The Convertible Plus Fund and the Intermediate Bond Fund’s Class A pay 0.25% per year of its average daily net assets for distribution and shareholder service activities under the Plan. The Funds’ Class C pays 1.00% per year of its average daily net assets for distribution and shareholder service activities under the Plan. For the year ended October 31, 2016, the 12b-1 fees accrued amounted to $615,090 and $694,669 for the Convertible Bond Fund’s Class A shares and Class C shares, respectively, $642 and $4,270 for the Convertible Plus Fund’s Class A shares and Class C shares, respectively, and $2,158 and $2,628 for the Intermediate Bond Fund’s Class A and Class C shares, respectively.

The Distributor acts as each Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the year ended October 31, 2016, the Distributor received $145,955 in underwriting commissions for sales of Class A shares, of which $21,119 was retained by the principal underwriter or other affiliated broker-dealers for the Convertible Bond Fund. For the year ended October 31, 2016, the Distributor received $573 in underwriting commissions for sales of Class A shares, of which $73 was retained by the principal underwriter or other affiliated broker-dealers for the Intermediate Bond Fund. The Distributor did not receive any underwriting commissions for sales of Class A shares for the Convertible Plus Fund.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds. An officer of the Trust is also an officer of NLCS.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

Trustee Fees – Each Trustee who is not affiliated with the Trust or the Adviser receives an annual retainer fee of $20,000 (pro-rated for partial years), as well as $12,000 for each regular meeting attended in-person, $2,000 for each meeting conducted by telephone, and $1,500 for each in-person special meeting and $1,500 for each telephonic special meeting. The Independent Trustees receive a fee of $1,000 for each regular or special meeting of the Audit Committee (be it telephonic or in-person), and the chair of the Audit Committee receives an additional payment of $3,000 as an annual retainer fee for serving in that capacity. None of the Officers receive compensation from the Trust.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities and U.S. government securities for the year ended October 31, 2016, amounted to $379,716,168 and $329,402,641, respectively for the Convertible Bond Fund, $89,775,551 and $54,528,773, respectively for the Convertible Plus Fund and $55,748,683 and $21,201,949, respectively for the Intermediate Bond Fund. Purchases and sales of U.S. government securities were $14,926,367 and $13,041,680, respectively for the Convertible Bond Fund, $7,952,031 and $3,986,305, respectively for the Convertible Plus Fund and $22,900,590 and $6,691,965, respectively for the Intermediate Bond Fund.

5.	LINE OF CREDIT

Convertible Plus Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. The Convertible Plus Fund is required to maintain asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of Convertible Plus Fund’s total assets. The Convertible Plus Fund has entered into a line of credit agreement with Barclays Bank PLC, which permits the Convertible Plus Fund to borrow at a rate, per annum, equal to 0.90% plus the 3 month LIBOR rate to be paid quarterly. There is also an annual 35bps per annum commitment fee on the unused portion of the credit line. During the year ended October 31, 2016, the Convertible Plus Fund paid $325,010 in interest on the line of credit. Average borrowings and the average interest rate during the year ended October 31, 2016 were $21,223,077 and 1.50%, respectively. The largest outstanding amount borrowed during the period was $32,000,000. The balance on the line of credit as of October 31, 2016 was $32,000,000. The interest rate as of October 31, 2016 was 1.53%.

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions for the following periods was as follows:

For the year ended October 31, 2016:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Convertible Bond Fund	$15,710,856	$1,008,199	$—	$16,719,055
Convertible Plus Fund	1,281,373	—	—	1,281,373
Intermediate Bond Fund	755,198	149,626	—	904,824

For the year ended October 31, 2015:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Convertible Bond Fund	$29,741,440	$9,581,986	$—	$39,323,426
Convertible Plus Fund	306,193	—	—	306,193
Intermediate Bond Fund	282,134	—	—	282,134

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Convertible Bond Fund	$4,195,148	$—	$—	$(4,980,842)	$—	$25,451,283	$24,665,589
Convertible Plus Fund	455,636	—	—	(377,285)	—	2,413,186	2,491,537
Intermediate Bond Fund	475,224	—	—	—	—	1,970,134	2,445,358

The difference between book basis and tax basis distributable earnings and unrealized appreciation (depreciation) is primarily attributable to the tax income on contingent convertible debt securities, Section 305(c) deemed dividend distributions, the mark-to market on open swap contracts and the tax deferral of losses on wash sales.

At October 31, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring
	Short-Term	Long-Term	Total
Convertible Bond Fund	$—	$4,980,842	$4,980,842
Convertible Plus Fund	313,297	63,988	377,285
Intermediate Bond Fund	—	—	—

Permanent book and tax differences, primarily attributable to tax adjustments for swaps, contingent convertible debt securities, section 305(c) deemed dividend distributions and equalization debits, and the reclassification of Fund distributions resulted in reclassification for the year ended October 31, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Net Realized
	Capital	Income (Loss)	Gains (Loss)
Convertible Bond Fund	$378,700	$1,372,792	$(1,751,492)
Convertible Plus Fund	63,813	1,253,411	(1,317,224)
Intermediate Bond Fund	35,498	331,976	(367,474)

Miller Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2016

7.	NEW ACCOUNTING PRONOUNCEMENTS

In May 2015, the FASB issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

8.	CROSS TRADES

The Miller Funds are permitted to purchase and sell securities (“cross-trade”) from and to other Funds within the Trust pursuant to “Cross-Trading” Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the respective Miller Funds from or to another fund that is or could be considered an affiliate of the Miller Funds under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. For the year ended October 31, 2016, the Convertible Plus Fund and the Intermediate Bond Fund engaged in cross-trades, while the Miller Convertible Bond Fund did not engage in any cross-trades.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were available to be issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Miller Investment Trust and Shareholders of the

Miller Mutual Funds:

We have audited the accompanying statements of assets and liabilities of Miller Mutual Funds (the “Funds”) comprising Miller Convertible Bond Fund, Miller Convertible Plus Fund, and Miller Intermediate Bond Fund, including the schedule of investments as of October 31, 2016, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended (as to Miller Convertible Plus Bond Fund for the year ended October 31, 2016 and the period December 31, 2014 (commencement of operations) through October 31, 2015), and the financial highlights for each of the five years in the period then ended (as to Miller Convertible Plus Bond Fund for the year ended October 31, 2016 and the period December 31, 2014 (commencement of operations) through October 31, 2015). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Miller Mutual Funds as of October 31, 2016, and the results of their operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended (as to Miller Convertible Plus Bond Fund for the year ended October 31, 2016 and the period December 31, 2014 (commencement of operations) through October 31, 2015), and the financial highlights for each of the five years in the period then ended (as to Miller Convertible Plus Bond Fund for the year ended October 31, 2016 and the period December 31, 2014 (commencement of operations) through October 31, 2015), in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
December 30, 2016

Miller Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
October 31, 2016

As a shareholder of the Funds you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning		Annualized	Expenses Paid During the
	Account	Ending Account	Expense	Period
	Value (5/1/16)	Value (10/31/16)	Ratio	(5/1/16 to 10/31/16)
Actual *
Miller Convertible Bond Fund
Class A	$1,000.00	$1,052.60	1.49%	$ 7.69
Class I	$1,000.00	$1,056.10	0.99%	$ 5.12
Class C	$1,000.00	$1,050.40	1.99%	$10.26
Miller Convertible Plus Fund
Class A	$1,000.00	$1,096.10	3.20%	$16.86
Class I	$1,000.00	$1,098.10	2.95%	$15.56
Class C	$1,000.00	$1,092.20	3.95%	$20.77
Miller Intermediate Bond Fund
Class A	$1,000.00	$1,050.90	1.50%	$ 7.73
Class I	$1,000.00	$1,050.10	1.25%	$ 6.44
Class C	$1,000.00	$1,047.30	2.25%	$11.58
Hypothetical (5% return before expenses) *
Miller Convertible Bond Fund
Class A	$1,000.00	$1,017.65	1.49%	$ 7.56
Class I	$1,000.00	$1,020.16	0.99%	$ 5.03
Class C	$1,000.00	$1,015.13	1.99%	$10.08
Miller Convertible Plus Fund
Class A	$1,000.00	$1,009.05	3.20%	$16.16
Class I	$1,000.00	$1,010.31	2.95%	$14.91
Class C	$1,000.00	$1,005.28	3.95%	$19.91
Miller Intermediate Bond Fund
Class A	$1,000.00	$1,017.60	1.50%	$ 7.61
Class I	$1,000.00	$1,018.85	1.25%	$ 6.34
Class C	$1,000.00	$1,013.83	2.25%	$11.39

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six month period ended October 31, 2016 (184) divided by the number of days in the fiscal year (366).

Approval of New Investment Advisory Agreement (Unaudited)

In connection with a meeting of the Board of Trustees held on June 17, 2016 (the “Meeting”), the Board, including the Independent Trustees, discussed the renewal of the: (1) Management Agreement between the Miller Convertible Bond Fund (the “Convertible Bond Fund”) and Wellesley Investment Advisors, Inc. (the “Adviser”); (2) the Investment Advisory Agreement between the Miller Convertible Plus Fund (the “Convertible Plus Fund”) and the Adviser; and (3) the Investment Advisory Agreement between the Miller Intermediate Bond Fund (the “Intermediate Bond Fund” and collectively with the Convertible Bond Fund and Convertible Plus Fund, the “Funds”) and the Adviser. The Management Agreement and each Investment Advisory Agreement are collectively referred to each as a “Management Agreement” and collectively as the “Management Agreements”).

In considering whether the continuance of the Management Agreements was in the best interests of each Fund and its shareholders, the Board had discussions with representatives of the Adviser and received materials specifically relating to the Management Agreements. Both in the Meeting specifically focused upon the review of the Management Agreements and at other meetings, the Board, including the Independent Trustees, received information relating to the Adviser’s investment and management services under the Management Agreements. This information included materials regarding: (i) the investment performance of each Fund, including comparisons to each Fund’s peer group of funds selected by the Adviser from all relevant bond mutual funds with assets in excess of $25 million but less than $1 billion (each a “Peer Group”) as well as comparisons to a universe of funds consisting of each Fund and its respective Morningstar category, as classified by the independent evaluation service, Morningstar, Inc. (“Morningstar Category”); (ii) the nature, extent and quality of the services provided by the Adviser; (iii) the costs of the services provided and profits realized the Adviser; and (iv) the potential for economies of scale.

As part of their review, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fee under the Management Agreements. The following summarizes matters considered by the Board in connection with its continuance of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of each Management Agreement included the following:

Nature, Extent and Quality of Services and Personnel. The Board examined the nature, extent and quality of the services provided by the Adviser to the Funds. The Trustees also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board considered information regarding the Adviser’s efforts in the area of compliance and investment processes. The Trustees discussed the Adviser’s personnel, and the high level of service provided by them including managing each Fund’s assets, which among other things requires specialized skill in sourcing sufficient suitable convertible bonds. The Board also discussed the financial strength of the Adviser and concluded that it is satisfied and that the Adviser has delivered a high level of services to the Funds and their shareholders. The Board further concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had the investment management skills and personnel that are more than capable to perform its duties under each Agreement.

Performance. The Trustees reviewed the performance of the Funds.

Convertible Bond Fund. The Board noted the Adviser’s goal for the Fund is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital. Recognized the unusual length of the current bull market of eight years. The Board further noted that for the one, three and five-year periods ended May 31, 2016, the Convertible Bond Fund had returns of -2.14%, 5.57% and 5.11%, respectively, outperforming the peer group averages of -7.66%, 4.48% and 4.62% for the one, three and five-year periods. Similarly, the Fund outperformed the “Convertibles” Morningstar Category averages of -6.14%, 4.28% and 5.02% for the one, three and five-year periods ended May 31, 2016.

Convertible Plus Fund. The Board recognized that the Convertible Plus Fund had a short track record since it commenced operations in 2015. The Board noted that the Adviser’s goal for the Convertible Plus Fund is to use leverage to maximize total return comprising current income and capital appreciation. The Board further noted the fact that the Convertible Plus Fund, unlike the Convertible Bond Fund, employs leverage as part of its strategy. The Board considered the fact that the Convertible Plus Fund had a return of -4.01%, outperforming the peer group average of -4.59% for the one-year period. Similarly, the Fund outperformed the “Convertibles” Morningstar Category average of -6.14% one-year period ended May 31, 2016.

Intermediate Bond Fund. Like the Convertible Plus Fund, the Board recognized that the Intermediate Bond Fund had a short track record since it commenced operations in 2015. The Board noted that the Adviser’s goal for the Intermediate Bond Fund is to maximize total return comprising current income and capital appreciation, consistent with preservation of capital. The Board further noted that the Intermediate Bond Fund had a return of 0.45%, underperforming the peer group average of 2.76% for the one-year period. Similarly, the Fund underperformed the “Intermediate Bond” Morningstar Category average of 2.19% for the one-year period ended May 31, 2016. The Board recognized the relatively short history of the Fund, which makes its performance history less relevant than funds with long track records. The Board also considered the fact the Fund’s performance was hurt by its small size and the increased credit spreads during the relevant period.

With respect to each of the Funds, the Board noted that the Adviser continues to not deviate from its goal to achieve favorable risk-adjusted returns in all market cycles. The Board concluded that each Fund’s performance was reasonable.

Fees & Expenses. The Trustees reviewed the fees charged by the Funds, including reviewing the fees compared to the Funds’ respective peer groups and Morningstar Categories. The Trustees further considered the fact that the Adviser manages separately managed accounts with similar investment strategies. The Board recognized that while certain separately managed accounts paid lower management fees than those charged by the Funds, the overall investment management services provided by the Adviser to the Funds and separately managed accounts differ in a number of respects. In general terms, the Board noted the greater resources that are required to manage mutual funds as compared to separately managed accounts.

Convertible Bond Fund. The Trustees noted that the Convertible Bond Fund’s advisory fee rate of 0.75% was slightly higher than the peer group average of 0.68% and slightly lower than the Morningstar Category average of 0.80%. The Trustees further noted that the Convertible Bond Fund’s net expense ratio rate of 0.94% was higher than the peer group average of 0.79% and slightly lower than the Morningstar Category average of 0.99%. The Trustees concluded that the advisory fee and net expense ratio were within an acceptable range of fees for the Fund when compared to peer funds.

Convertible Plus Fund. The Trustees noted that the Convertible Plus Fund’s advisory fee rate of 2.73% was significantly higher than the peer group average of 0.81% and significantly higher than the Morningstar Category average of 0.80%. The Trustees further noted that the Convertible Plus Fund’s net expense ratio rate of 2.95% was significantly higher than the peer group average of 1.16% and significantly higher than the Morningstar Category average of 0.99%. The Trustees acknowledged the lack of peer funds that closely resembled the Convertible Plus Fund, including the fact that the peer funds did not employ leverage strategies. The Trustees recognized that leverage strategies require more resources of the Adviser and are more complex to implement. The Trustees further noted that the small size of the Fund, due to the fact that it is a new fund, contributed to the relatively higher expenses. The Trustees concluded that based on the specialized nature of the Fund and the Adviser’s expertise in the area, the Fund’s management fee was reasonable and the Fund’s net expense ratio was satisfactory for purposes of approving the continuance of the Management Agreement.

Intermediate Bond Fund. The Trustees noted that the Intermediate Bond Fund’s advisory fee rate of 0.95% was significantly higher than the peer group average of 0.46% and significantly higher than the Morningstar Category average of 0.39%. The Trustees further noted that the Convertible Plus Fund’s net expense ratio rate of 1.25% was significantly higher than the peer group average of 0.59% and significantly higher than the Morningstar Category average of 0.39%. The Trustees recognized the fact that the Intermediate Bond Fund, consistent with its investment strategy, generally holds a greater number of convertible bond funds than its peer intermediate bond funds. The Trustees acknowledged that the management of convertible bonds is more complex and resource intensive than managing fixed-income securities. The Trustees further noted that the small size of the Fund, due to the fact that it is a new fund, contributed to the relatively higher expenses. The Trustees concluded that based on the specialized nature of the Fund and the Adviser’s expertise in the area, the Fund’s management fee was reasonable and the Fund’s net expense ratio was satisfactory for purposes of approving the continuance of the Management Agreement.

Economies of Scale. The Trustees considered whether the Adviser has realized or will realize economies of scale with respect to the management of the Funds. They continued to review the Adviser’s projections for asset growth of each Fund over the next 12 months. The Trustees concluded that given current asset levels and total expenses, the benefits to be derived from economies of scale were not relevant to consideration of break points at this time, especially with respect to the new Funds, and that the Trustees would review the issue following further growth in each Fund’s assets.

Profitability. The Trustees considered the expense of the Adviser, and estimated profits to be realized by the Adviser, taking into consideration other benefits to the Adviser. The Board considered that a portion of the 12b-1 fees being charged are for shareholder servicing. The Board also reviewed financial profit projections based upon assumptions about each Fund’s asset levels and Adviser costs, noting that any such projections are speculative and do not guarantee Adviser profits. It was the consensus of the Board that the Adviser’s relationship with each Fund was not unreasonably profitable.

Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreements, the Board,

including all of the Independent Trustees, concluded that the advisory fee for each Fund is fair and reasonable and approved the continuance of the respective Management Agreements and the advisory fees thereunder as in the best interest of each Fund and its shareholders.

Miller Funds
TRUSTEES AND OFFICERS (Unaudited)	October 31, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The term of office of each Trustee listed below will continue indefinitely.

Independent Trustees

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Neal Chorney 1948	Trustee Since 2007	Vice President – Real Estate Investing & Property Management, Sunrise Financial LLC (2006 – Present) (commercial and investment real estate lending).	3	None
Daniel Mainzer 1963	Trustee Since 2007	Partner, Flanigan, Cotillo & Mainzer, LLP, (2011 – Present).	3	None
Michael Blank 1950	Trustee Since 2009	Principal, Braintree Street Realty, LLC (1986-Present) President, Evanteal Properties, LLC (2011- Present)	3	Board of Directors JNF New England (2012-Present); Trustee, Rivermoor Realty Trust (1991- 2011)

Interested Trustee and Officers

Name, Address and Year of Birth	Position/ Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During Past Five Years
Greg Miller*** 1949	Trustee, President, and Treasurer Since 2007	Chief Executive Officer and Registered Investment Advisor, Wellesley Investment Advisors, Inc. (1991 – Present) (registered investment advisory firm) Director, New England Investment Properties (September 2012 – present)	3	None
Darlene Murphy 1962	Secretary Since 2007	President, Wellesley Investment Advisors, Inc. (1991- Present) (registered investment advisory firm).	N/A	N/A

		Director, New England Investment Properties (September 2012 – Present)
Michael J. Wagner 1950 80 Arkay Drive Hauppauge, NY 11788	Chief Compliance Officer Since 2007	President (2006 – Present), Northern Lights Compliance Services, LLC (provides CCO services to mutual funds).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	The term “Fund Complex” refers to the Miller Investment Trust, which as of the date of this SAI, consisted of the three Funds offered in the Prospectus.

***	Greg Miller is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Wellesley Investment Advisors, Inc. (the Fund’s Advisor).

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-441-4434.

PRIVACY notice

FACTS	WHAT DOES MILLER INVESTMENT TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Miller Investment Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Miller Investment Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1-877-441-4434

Who we are
Who is providing this notice?	Miller Investment Trust
What we do
How does Miller Investment Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Miller Investment Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■      Affiliates from using your information to market to you

■      Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Miller Investment Trust does not share with our affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Miller Investment Trust does not share with non-affiliates so they can market you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Miller Investment Trust does not jointly market.

MILLER FUNDS

Advisor	Wellesley Asset Management, Inc.
The Wellesley Office Park
20 William Street
Wellesley, MA 02481

Distributor	Northern Lights Distributors, LLC
17605 Wright Street
Omaha, NE 68130

Legal Counsel	Thompson Hine LLP
1919 M Street, N.W. – Suite 700
Washington, DC 20036

Transfer Agent	Gemini Fund Services, LLC
17605 Wright Street
Omaha, NE 68130

Custodian	Bank of New York Mellon Corp.
101 Barclay Street
New York, NY 10286

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30th, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling toll-free 1-877-441-4434 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-441-4434.

Miller Funds ● 17605 Wright St. ● Suite 2 ● Omaha, NE 68130
1-877-441-4434

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

Item 3. Audit Committee Financial Expert.

The Board has determined, based on questionnaires completed by the Audit Committee members, that no one on the committee satisfies the definition of "financial expert;" however the Board also determined that collectively the Audit Committee members have the requisite knowledge and experience to perform the Audit Committee duties.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 2016 $ 93,000

FY 2015 $ 81,000

(b)	Audit-Related Fees

FY 2016 $ 4,300

FY 2015 $ 4,300

Tax Fees

(c)

FY 2016 $ 13,600

FY 2015 $ 11,375

(d)        All Other Fees

FY 2016 $ 0

FY 2015 $ 0

The above "Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the registrant audit or the review of the registrant's financial statements and that are not reported under Audit Fees.

The above “Tax Fees” were billed for professional services rendered for tax compliance and tax return preparation.

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee is also required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant to the extent that the services are determined to have a direct impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the audit committee.

(2)	Percentages of 2016 Services Approved by the Audit Committee

	Registrant	Adviser

Audit-Related Fees:	0%	0%
Tax Fees:	0%	0%
All Other Fees:	0%	0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser

FY 2016	$4,300	$ None
FY 2015	$4,300	$ None

(h)        Not applicable. All non-audit services to the registrant were pre-approved by the Audit Committee for FY 2016.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. (a) Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

(b) Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

Item 11. Controls and Procedures.

(a)       The President and Treasurer has concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Sarbanes Oxley Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Miller Investment Trust

By (Signature and Title)

/s/ Greg Miller

Greg Miller, President and Treasurer

Date 1/6/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Greg Miller

Greg Miller, President and Treasurer

Date 1/6/17